SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2001

MAXTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14016	77-0123732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 894-5000

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.5
EXHIBIT 99.6

Item 2. Acquisition or Disposition of Assets.

     This Current Report on Form 8-K is being filed to include the required Item 7 financial statements of the business acquired and pro forma financial information.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

            The required financial statements for Quantum’s hard disk drive group, Quantum HDD, are filed as Exhibit 99.5 hereto and hereby incorporated by reference.

     (b)  Pro forma financial information.

            The unaudited pro forma condensed combined financial statements giving pro forma effect to our acquisition of Quantum HDD as of March 31, 2001 are filed as Exhibit 99.6 hereto and hereby incorporated by reference.

     (c)  Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.5	Audited financial statements of Quantum HDD for the fiscal year ended March 31, 2001.

99.6	Unaudited pro forma condensed combined financial statements.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXTOR CORPORATION

Date: August 28, 2001.	By:	/s/ Glenn H. Stevens

Glenn H. Stevens
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.5	Audited financial statements of Quantum HDD for the fiscal year ended March 31, 2001.

99.6	Unaudited pro forma condensed combined financial statements.

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